1 DRAFT 04.07.2021 MID PENN BANCORP, INC. Investor Presentation November 2025

2 Cautionary Note Regarding Forward-Looking Statements This presentation, and oral statements made regarding the subjects of this presentation, may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transactions between Mid Penn Bancorp, Inc. (“Mid Penn”) and 1st Colonial Bancorp, Inc. (“1st Colonial”) (the “1st Colonial Acquisition”), and Mid Penn and Cumberland Advisors, Inc. (“Cumberland”) (the “Cumberland Acquisition”), the plans, objectives, expectations and intentions of Mid Penn and 1st Colonial with respect to the 1st Colonial Acquisition, or Mid Penn and Cumberland, with respect to the Cumberland Acquisition, the expected timing of completion of the 1st Colonial Acquisition or the Cumberland Acquisition, respectively, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Factors that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this presentation, future actions or inactions of the United States government, including a failure to increase the government debt limit or a prolonged shutdown of the federal government; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on securities held in Mid Penn’s portfolio; legislation affecting the financial services industry as a whole, and Mid Penn and Mid Penn Bank individually or collectively, including tax legislation; results of the regulatory examination and supervision process and oversight, including changes in monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi- year contracts; the outcome of future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; the availability of financial resources in the amounts, at the times and on the terms required to support Mid Penn and Mid Penn Bank’s future businesses; the occurrence of any event, change or other circumstances that could give rise to the right of Mid Penn or 1st Colonial, on the one hand, and Mid Penn or Cumberland, on the other hand, to terminate the agreement governing the terms and conditions of the 1st Colonial Acquisition and the Cumberland Acquisition, respectively; the outcome of any legal proceedings that may be instituted against Mid Penn, 1st Colonial or Cumberland; the possibility that revenue or expense synergies or the other expected benefits of the 1st Colonial Acquisition or the Cumberland Acquisition, respectively, may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Mid Penn, 1st Colonial and Cumberland do business, or other unexpected factors or events; delays in completing the 1st Colonial Acquisition and the Cumberland Acquisition; the possibility that the 1st Colonial Acquisition or the Cumberland Acquisition may not be completed when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing, as applicable, are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Mid Penn, 1st Colonial or Cumberland, as applicable, or the expected benefits of the 1st Colonial Acquisition or the Cumberland Acquisition); the risk that Mid Penn is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the 1st Colonial Acquisition or the Cumberland Acquisition; the dilution caused by Mid Penn’s issuance of common stock in connection with the 1st Colonial Acquisition and the Cumberland Acquisition; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the 1st Colonial Acquisition and the Cumberland Acquisition; and other factors that may affect the future results of Mid Penn, 1st Colonial or Cumberland. These factors are not necessarily all of the factors that could cause Mid Penn’s, 1st Colonial’s or Cumberland’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Mid Penn’s, 1st Colonial’s or Cumberland’s results. Further information regarding Mid Penn and factors that could affect the forward-looking statements contained herein can be found in Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and under the Investors link on Mid Penn’s website at www.midpennbank.com, in Mid Penn’s Quarterly Reports on Form 10-Q and in other documents Mid Penn files with the SEC. Information on these websites is not part of this document. All forward-looking statements attributable to Mid Penn, 1st Colonial or Cumberland, or persons acting on Mid Penn’s, 1st Colonial’s or Cumberland’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Mid Penn, 1st Colonial and Cumberland do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Mid Penn, 1st Colonial or Cumberland update one or more forward-looking statements, no inference should be drawn that Mid Penn, 1st Colonial or Cumberland will make additional updates with respect to those or other forward- looking statements. Disclaimer

3 ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the 1st Colonial Acquisition, Mid Penn will file with the SEC a Registration Statement on Form S-4 to register the shares of Mid Penn common stock to be issued in connection with the 1st Colonial Acquisition that will include a proxy statement of 1st Colonial and a prospectus of Mid Penn (the “proxy statement/prospectus”), as well as other relevant documents concerning the 1st Colonial Acquisition. The definitive proxy statement/prospectus will be sent to the shareholders of 1st Colonial seeking their approval of the 1st Colonial Acquisition and other related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF 1ST COLONIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE 1ST COLONIAL ACQUISITION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY MID PENN IN CONNECTION WITH THE 1ST COLONIAL ACQUISITION AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the 1st Colonial Acquisition, Mid Penn and 1st Colonial, without charge, at the SEC’s website, http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania, 17110, attention: Investor Relations (telephone (717) 914-6577), or to 1st Colonial’s Investor Relations via email at IR@1stcolonial.com or by telephone to Mary Kay Shea, EVP and Chief Financial Officer at (856) 885-2391. PARTICIPANTS IN THE SOLICITATION Mid Penn, 1st Colonial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of 1st Colonial in connection with the 1st Colonial Acquisition under the rules of the SEC. Information regarding Mid Penn’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Related Stockholder Matters” in Mid Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 13, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000879635/000087963525000030/mpb-20241231.htm); in the sections entitled “Information Regarding Director Nominees and Continuing Directors,” “Beneficial Ownership of Mid Penn Bancorp, Inc.’s Stock Held By Principal Shareholders and Management,” “Governance of the Corporation” “Compensation Discussion and Analysis” and “Executive Compensation,” in Mid Penn’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000879635/000119312525067010/d896960ddef14a.htm); and other documents filed by Mid Penn with the SEC. To the extent holdings of Mid Penn common stock by the directors and executive officers of Mid Penn have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the 1st Colonial Acquisition. Free copies of this document may be obtained as described in the preceding paragraph. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified and makes no representation as to the accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Disclaimer

Experienced Management Team

Executive	Position	Years at MPB	Years in Industry
Rory G. Ritrievi	Chair, President & Chief Executive Officer	16	39
Scott W. Micklewright	Sr. EVP / President of Commercial and Consumer Banking & Chief Revenue Officer	16	20
Justin T. Webb	Sr. EVP / Chief Financial Officer	13	20
Joan E. Dickinson	Sr. EVP / Chief Retail Officer	12	39
Heather R. Hall	Sr. EVP / Market President & Chief Lending Officer	8	26
Kenneth J. Stephon	Sr. EVP / Chief Corporate Development Officer	6	48
Jordan D. Space	Sr. EVP / President of the Private Bank & Chief Operating Officer	3	18
Joseph L. Paese, CFP	First EVP / Director of Trust & Wealth Management	9	39
Ray M. Mincarelli, Jr.	EVP / President of Commercial Real Estate	16	54
John Paul Livingston	EVP / Chief Information & Technology Officer	15	22
Zachary C. Miller	EVP / Chief Risk Officer	9	16
Paul W. Spotts	EVP / Chief Credit Officer	3	31
Matthew L. Miller	First Sr. VP / Chief Data Officer	20	26
Paul F. Spiegel	First Sr. VP / Senior Operations Manager	14	39
Margaret E. Steinour	First Sr. VP / Chief Administrative Officer	13	21
	Average:	11.5	30.5

MID PENN BANCORP

Source: Company Documents.

4

5 Mid Penn Bank Regional Presidents Source: Company Documents. Executive Position / Region Years at MPB Years in Industry Natalie L. Falatek Sr. VP / Upper Dauphin Region 14 20 Mark F. Ketch First Sr. VP / Schuylkill & Luzerne Counties 8 31 Keith C. Rada First Sr. VP / Brunswick Region 8 15 Joseph N. Butto First Sr. VP / Berks County 6 40 Jared E. Utz First Sr. VP / William Penn Region 5 20 Justin A. Manning Sr. VP / Lancaster County 3 18 Jeannine Cimino First Sr. VP/South Central NJ Region 3 34 Daniel M. Baronick Sr. VP / Western Region 1 19 Layne G. Crothers Sr. VP / Lehigh Valley Region 1 16 Abe Ibrahim First Sr. VP / Philadelphia City Region 0.5 15 Average: 5.0 22.8

6 I. Company Overview & 2025 Q3 Update

Mid Penn Bancorp, Inc. Overview at September 30, 2025

Holding Company for Mid Penn Bank

Assets	Gross Loans	Deposits
$6.3 B	$4.8 B	$5.3 B

3Q25 Financial Highlights

Net Income	$18.3m / $0.79 /sh	**NPAs / Assets**	0.44%
GAAP ROAA[1] 1.14%	**Core ROAA[1,2]** 1.11%	**MRQ NCOs / Avg. Loans[1]**	0.01%
ROATCE[1,2] 11.95%	**Core ROATCE[1,2]** 11.75%	**TCE / TA[2]**	10.5%
MRQ NIM[1]	3.60%	**Loans / Deposits[3]**	90.2%

Highlights

- Banking subsidiary: Mid Penn Bank (est. 1868), state chartered non-member bank and trust company, headquartered in Millersburg, PA
- A PA-based commercial bank operating strategically throughout Pennsylvania and central and southern New Jersey
- Dedicated to providing comprehensive banking and trust services
- Highly active over the prior year. Key strategic initiatives include:
  - ✓ Closed acquisition of William Penn Bancorporation in April 2025 for a purchase price of $120.0 million
  - ✓ Closed acquisition of south-central Pennsylvania based insurance agency, Charis Insurance Group, Inc., in May 2025 for a purchase price of $4.0 million
  - ✓ Announced acquisition of Philadelphia-based 1st Colonial Bancorp, Inc. on September 24, 2025, for an aggregate purchase price of $101 million
  - ✓ Announced acquisition of Florida-based Cumberland Advisors, which is expected to bring $3.3 billion new assets under management

Branch Footprint



MPB (59)[5]
State College
Pittsburgh
Altoona
Harrisburg
Reading
Edison
Trenton
Philadelphia
New Jersey

Source: S&P Global Market Intelligence, Company Documents.
Note: Financial information as of or for the quarter ended September 30, 2025.
(1) Annualized financial metric. (2) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation.
(3) Excludes HFS loans. (4) Inclusive of overallotment option. (5) 12 Branches added as of 4/30/2025 for a total of 59 MPB branches, as a result of the acquisition of William Penn Bancorporation.

MID PENN BANCORP

7

8 13.9% 11.8% 9/30/2025 3/31/2026 10.5% 9.5% 9/30/2025 3/31/2026 15.5% 13.0% 9/30/2025 3/31/2026 $6.3 $7.4 9/30/2025 3/31/2026 Source: S&P Global Market Intelligence, Company Documents. Note: Financial information at the time of transaction announcement. (1) Includes MPB branches in the greater Philadelphia, PA MSA. (2) Metrics and impacts as of the time of transaction announcement on September 24, 2025. (3) IRR calculation assumes a 10.0x terminal P/E multiple and 8.5% minimum TCE / TA. (4) Excludes CECL double count. (5) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. Refresher: First Colonial Strategic Acquisition MPB (19) FCOB (3) FCOB LPO (1) Combined Philadelphia Branch Footprint1 Projected Balance Sheet Impacts CET1 Ratio4 Total Assets TRBC Ratio4 TCE / TA4,5 Announced Transaction Metrics & Impacts2 0.93% YTD ROAA 2.21% Cost of Total Deposits 1st Colonial Bancorp, Inc. Overview ~14% 2027 EPS Accretion ~(6%) TBV per share Dilution at Close ~3.4 Yrs TBV per share Earnback Pro Forma Financial Impacts 24% Internal Rate of Return (IRR)3 1.29% 2027E ROAA 13.4% 2027E ROATCE 1.16x Purchase Price / TBV $877M Total Assets

Refresher: Cumberland Advisors Acquisition

Geographic Breakdown of AUM[1]



13%
27%
30%
29%
Non-Domestic
1%

Financial Highlights[2]

Cumberland Advisors

$3.3B Total AUM	**$2.2B** Asset Management AUM 67% of Total AUM	**$1.1B** Private Wealth AUM 33% of Total AUM
2.5K Total Client Accounts	**$1.3M** Average Account Size	**0.3%** Annualized Revenue / AUM
$9.0M Run Rate Annualized Revenue	**$401K** Run Rate Annualized Pre-Tax Income	**~5%** June Annualized Pre-Tax Margin

Transaction Detail and Strategic Rationale

Transaction Detail

- Cumberland leadership & brand remain in place
- Stock and cash transaction
- $5.5 million in base deal value
  - 70% payable in stock (max shares issued of ~130 thousand)
- Additional payments up to $2.2 million if certain milestones achieved
  - Structured as combination of earn-out and SARs
- All-in multiples:
  - ~20bps on AUM acquired
  - ~0.6x revenue
  - ~4-5x run rate after-tax synergized earnings

Strategic Rational

- Materially accelerates MPB's organic efforts to build out an asset & wealth management business line
- Cumberland will merge into MPB Financial Services, LLC and maintain the Cumberland brand and HQ
  - MPB Financial Services, LLC is the non-bank subsidiary of Mid Penn Bancorp, Inc. focused on the company's high/UHNW wealth management and insurance business lines
- Adds >$9 million of annualized fee income revenue
- MPB fee income as a % of revenue increases by ~350 bps
- Significant opportunity to cross-sell & expand wallet share in both sets of existing clients

Source: S&P Global Market Intelligence; company documents.
(1) Account data as of 3/31/2025.
(2) Run rate figures are representative of June 2025 monthly financials.

MID PENN BANCORP
9

10 Strengthening Our Foundation for Sustainable Growth ✓ The late 2024 capital raise and William Penn deal, combined with execution of our organic deposit growth plan, has materially enhanced our balance sheet ✓ In the near-term: – We are focused on integrating 1st Colonial and Cumberland – Overall loan growth has slowed, but for good reason – Credit quality remains very strong – Profitability metrics have remained solid – Loan repricing dynamics are still playing out, but are slowing ✓ We are well positioned for future growth, particularly in the southeast Pennsylvania markets and southern NJ ✓ We continue to be focused on organic and inorganic opportunities to bolster fee income ✓ We have a track record of M&A integration and long-term above-average organic loan & deposit growth ✓ We believe our stock is undervalued

11 $1.48 $3.16 2018Y 2025Q3 Ann. 0.8% 0.8% 0.7% 0.9% 0.8% 1.0% 1.1% 1.2% 0.9% 0.9% 1.1% MPB: Track Record of Successful M&A Post-Close Optimization Source: S&P Global Market Intelligence, Company Filings. (1) Non-GAAP financial metric used. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Annualized financial metric. Asset Growth Over Time ($Bn) Overall Asset CAGR: 22% Organic Asset CAGR: 13% – Conservatively excludes acquired run-off portfolio impact Organic Acquired Core ROAA (%)1,2 2015 – 2025Q3 Avg. Earnings Per Share (EPS)2 EPS Comparison2 $1.73 $1.84 $1.78 $2.03 $2.08 $3.10 $3.66 $3.47 $2.70 $2.77 $3.16 0.9% Pre-First Priority Financial Corp. Merger

12 Commercial Real Estate 56% Commercial & Industrial 15% Construction 8% Residential Mortgage 21% 0.51% 1.38% MPB Peer Median 0.44% 0.44% MPB Peer Median Exceptional Asset Quality and Nicely Diversified & Granular Loan Portfolio Loan Portfolio Composition(1) Source: Company Documents, S&P Global Market Intelligence. (1) Call report data used as of September 30, 2025. (2) Shown from 2015 to most recent quarter reported. (3) $5 - $10Bn Peers defined as US major exchange traded banks and thrifts with most recent quarter total assets between $5 billion and $10 billion excluding merger targets and mutuals. $4.8 billion gross loan portfolio Asset Quality Trends Cumulative NCOs / Avg. Loans(2) MRQ NPAs / Assets (3) (3)

13 Compelling Valuation vs. Public Banks Source: S&P Global Market Intelligence; FactSet; Company Filings. Note: Market data and median analyst consensus estimates as of 11/5/2025; Most recent quarter available used for peers. (1) $5 - $10Bn Peers defined as US major exchange traded banks and thrifts with most recent quarter total assets between $5 billion and $10 billion excluding merger targets and mutuals. (2) Non-GAAP financial metric used. Please see Appendix for GAAP to non-GAAP reconciliation. $5 - $10Bn Nationwide Peers1 NASDAQ Regional Bank Index Median Median Key Balance Sheet Metrics: Standalone @ 9/30/25 Loans / Deposits (ex. HFS) 90% 91% 87% TCE / TA2 10.5% 8.9% 8.7% Long Term EPS CAGRs: Since First Priority Financial Corp. Merger 11.9% 7.3% 5.1% Since Rory. G. Ritrievi Joined MPB as CEO 25.0% 7.5% 7.8% Since 2009 Q1 (~16.5 Years) Projected 2026 Profitability: Consensus ROAA 1.15% 1.24% 1.22% ROATCE 12.9% 13.60% 14.05% EPS $3.62 $3.66 $3.48 Implied Trading Multiples Market Date: 11/05/2025 Stock Price $29.38 -- -- Price / TBV 1.05x 1.28x 1.45x Trading Multiple Differential 21% 38% Price / 2026E EPS 8.1x 9.0x 9.8x Trading Multiple Differential 11% 21%

14 Appendix

Non-GAAP Reconciliation

($000s)

	2024Q2	2024Q3	2024Q4	2025Q1	2025Q2	2025Q3
Net Income Available to Common Shareholders	$11,771	$12,301	$13,232	$13,742	$4,762	$18,297
Less: BOLI Death Benefit Income	487	4	615	83	1	71
Less: Recoveries on loans previously acquired in business combinations[1]	--	--	--	--	--	534
Less: Swap cancellation gain	--	--	--	--	--	279
Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution	--	--	--	--	--	420
Plus: Merger and Acquisition Expenses	0	109	436	314	11,011	233
Plus: Compensation expense for accelerated vesting of stock options and restricted stock awards	--	--	--	--	2,043	753
Less: Tax Effect of Non-Recurring Expenses	0	23	92	66	2,741	207
Net Income Excluding Non-Recurring Expenses	**$11,284**	**$12,383**	**$12,961**	**$13,907**	**$15,074**	**$17,772**
Weighted Average Shares Outstanding	16,576,283	16,612,657	18,338,224	19,355,867	21,566,617	23,005,504
Core Earnings Per Common Share Excluding Non-Recurring Expenses	**$0.68**	**$0.75**	**$0.71**	**$0.72**	**$0.70**	**$0.77**

($000s)

	For the Years Ended December 31,									As of September 30,	
	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025Q3
Net Income Available to Common Shareholders	$6,528	$7,804	$7,089	$10,596	$17,701	$26,209	$29,319	$54,806	$37,397	49,437	$18,297
Less: BOLI Death Benefit Income	0	0	0	0	0	0	0	0	0	2,566	71
Less: Recoveries on loans previously acquired in business combinations[1]	--	--	--	--	--	--	--	--	--	--	534
Less: Swap cancellation gain	--	--	--	--	--	--	--	--	--	--	279
Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution	--	--	--	--	--	--	--	--	--	--	420
Plus: Merger and Acquisition Expense	762	0	619	4,790	0	0	12,947	623	8,520	545	233
Plus: Compensation expense for accelerated vesting of stock options and restricted stock awards	--	--	--	--	--	--	--	--	--	--	753
Less: Tax Affect of Merger and Acquisition Expenses	160	0	130	1,006	0	0	2,719	131	1,789	115	207
Net Income Excluding Non-Recurring Expenses	**$7,130**	**$7,804**	**$7,578**	**$14,380**	**$17,701**	**$26,209**	**$39,547**	**$55,298**	**$44,128**	**$47,301**	**$17,772**
Weighted Average Shares Outstanding	4,112,159	4,239,630	4,252,561	7,091,797	8,492,073	8,443,092	10,819,579	15,934,635	16,350,963	17,070,862	23,005,504
Core Earnings Per Common Share Ex. Non-Recurring Expenses	**$1.73**	**$1.84**	**$1.78**	**$2.03**	**$2.08**	**$3.10**	**$3.66**	**$3.47**	**$2.70**	**$2.77**	**$0.77**
Average Assets	**$883,928**	**$1,001,452**	**$1,103,439**	**$1,665,721**	**$2,166,964**	**$2,758,429**	**$3,520,504**	**$4,476,174**	**$4,883,087**	**$5,412,979**	**$6,385,751**
Core Return on Average Assets Ex. Non-Recurring Expenses	**0.81%**	**0.78%**	**0.69%**	**0.86%**	**0.82%**	**0.95%**	**1.12%**	**1.24%**	**0.90%**	**0.87%**	**1.11%**

Source: S&P Global Market Intelligence, Company Filings.

(1) These recoveries are recognized in noninterest income rather than a reduction to the allowance for credit losses, consistent with purchase accounting treatment, as expected credit losses on acquired loans were reflected in fair value adjustments at the acquisition date.

MID PENN BANCORP

15

16 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s) For the Years Ended December 31, As of September 30, 2018 2019 2020 2021 2022 2023 2024 2025Q3 Total Common Equity $223,209 $237,874 $255,688 $490,076 $512,099 $542,350 $655,018 $796,323 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 136,620 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 15,586 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 152,206 Tangible Common Equity $153,148 $169,276 $188,488 $366,805 $390,608 $408,840 $520,616 $644,117 Total Assets $2,077,981 $2,231,175 $2,998,948 $4,689,425 $4,486,257 $5,290,792 $5,470,362 $6,267,349 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 136,620 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 15,586 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 152,206 Tangible Assets $2,007,920 $2,162,577 $2,931,748 $4,566,154 $4,364,766 $5,157,282 $5,335,960 $6,115,143 Tangible Common Equity / Tangible Assets 7.63% 7.83% 6.43% 8.03% 8.95% 7.93% 9.76% 10.53% Tangible Book Value Per Share $18.10 $19.96 $22.39 $22.99 $24.59 $24.67 $26.90 $27.96

17 Non-GAAP Reconciliation ($000s) 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 Net Income Available to Common Shareholders $11,771 $12,301 $13,232 $13,742 $4,762 $18,297 Plus: Intangible Amortizations, Net of Tax 336 363 372 338 588 746 $12,107 $12,664 $13,604 $14,080 $5,350 $19,043 Average Shareholder's Equity $553,675 $565,300 $623,670 $660,964 $670,491 $783,547 Less: Average Goodwill 127,031 127,773 128,160 128,160 130,824 135,486 Less: Average Core Deposit and Other Intangibles 5,833 6,424 6,468 6,023 9,824 16,003 Average Tangible Shareholder's Equity $420,811 $431,103 $489,042 $526,781 $529,843 $632,058 Return on Average Tangible Common Equity 11.57% 11.69% 11.07% 10.84% 4.05% 11.95% Net Income Excluding Non-Recurring Expenses $11,284 $12,383 $12,961 $13,907 $15,074 $17,772 Plus: Intangible Amortizations, Net of Tax 336 363 372 338 588 746 $11,620 $12,746 $13,333 $14,245 $15,662 $18,518 Core Return on Average Tangible Common Equity 11.11% 11.76% 10.85% 10.97% 11.86% 11.75% Source: S&P Global Market Intelligence, Company Filings.